Exhibit 10.53

     STOCK OPTION AGREEMENT made as of the 10th day of August, 2001 between NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., a New York corporation (the "Company"), and Agnes Hall (the "Optionee").

     WHEREAS, the Optionee is an employee of the Company or a subsidiary thereof;

     WHEREAS, the Company desires to provide to the Optionee an additional incentive to promote the success of the Company;

     NOW, THEREFORE, in consideration of the foregoing, the Company hereby grants to the Optionee (the "Grant") the right and option to purchase Common Shares of the Company under and pursuant to the terms and conditions of the 1999 Stock Option Plan (the "Plan") and upon and subject to the following terms and conditions:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to Two Thousand (2,000) Common Shares of the Company (the "Option Shares") during the following periods:

     (a) All or any part of Six Hundred Seventy (670) Option Shares may be purchased during the period commencing August 10, 2002 and terminating at 5:00 P.M. on August 10, 2006 (the "Expiration Date");

     (b) All or any part of Six Hundred Sixty-Five (665) Option Shares may be purchased during the period commencing August 10, 2003 and terminating at 5:00 P.M. on the Expiration Date;

     (c) All or any part of Six Hundred Sixty-Five (665) Option Shares may be purchased during the period commencing August 10, 2004 and terminating at 5:00 P.M. on the Expiration Date.

     2. NATURE OF OPTION. Such Options to purchase the Option Shares are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, relating to "incentive stock options".

     3. EXERCISE PRICE. The exercise price of each of the Option Shares shall be Three Dollars and 50/100 ($3.50) (the "Option Price"). The Company shall pay all original issue or transfer taxes on the exercise of the Option.

     4.EXERCISE OF OPTIONS. The Option shall be exercised in accordance with the provisions of the Plan. As soon as practicable after the receipt of notice of exercise (in the form annexed hereto as Exhibit A) and payment of the Option Price by check in an amount at least equal to the par value of the Option Shares, together with a recourse promissory note in an amount equal to the balance of the exercise price or as otherwise provided for in the Plan, the Company shall tender to the Optionee certificates issued in the Optionee's name evidencing the number of Option Shares indicated in the notice of exercise.

     5. TRANSFERABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution and, during the Optionee's lifetime, shall not be exercisable by any person other than the Optionee.

     6. INCORPORATION BY REFERENCE. The terms and conditions of the Plan are hereby incorporated by reference and made a part hereof.

     7. NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by registered or certified mail, return receipt requested, addressed to the Company, 26 Harbor Park Drive, Port Washington, New York 11050, Attention: Secretary and to the Optionee at the address indicated below. Notices shall be deemed to have been given on the date of hand delivery or mailing, except notices of change of address, which shall be deemed to have been given when received.

     8. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

     9. ENTIRE AGREEMENT. This Agreement, together with the Plan, contains the entire understanding of the parties hereto with respect to the subject matter hereof and may be modified only by an instrument executed by the party sought to be charged.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                             NATIONAL MEDICAL HEALTH CARD
                                              SYSTEMS, INC.
                                             By:


                                             ----------------------------------
                                             Bert E. Brodsky, Chairman


                                             --------------------------------
                                             Signature of Optionee

                                             Agnes Hall
                                             ---------------------------------
                                             Name of Optionee

                                             ---------------------------------
                                             Address of Optionee

                                    EXHIBIT A

                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

                              OPTION EXERCISE FORM


     The undersigned hereby irrevocably elects to exercise the within Option dated August 10, 2001 to the extent of purchasing ________________ Common Shares of National Medical Health Card Systems, Inc. The undersigned hereby makes a payment of $_____________ in payment therefor.



                                                        Agnes Hall
                                                        ----------------
                                                        Name of Optionee





                                                        Signature of Optionee


                                                        --------------------
                                                        Address of Optionee




                                                        Date